August 28, 1997
                       THE DREYFUS/LAUREL FUNDS, INC._
                       DREYFUS DISCIPLINED STOCK FUND
                          SUPPLEMENT TO PROSPECTUS
                            DATED MARCH 1, 1997
        The Board of Directors has approved including the Retail Class of the Dreyfus Disciplined Stock Fund (the "Fund") under the Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), subject to the approval of the Fund's Retail Class shareholders. The Plan would allow the Fund to spend annually up to .10 of 1% of its average daily net assets attributable to the Retail Class to compensate Mellon Bank, N.A. and its affiliates (rather than only Dreyfus Service Corporation ("DSC") as is currently provided under the Plan) for shareholder servicing activities, and Premier Mutual Fund Services, Inc., the Fund's Distributor (the "Distributor"), for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Retail shares. The Plan would also allow the Distributor to make payments from the 12b-1 fees it receives to brokers, dealers and other financial institutions for providing distribution related and/or shareholder services to the Retail Class. Retail Class shareholders, who are currently subject to no 12b-1 fee, will be asked to consider adopting the Plan for that Class at a meeting to be held on or about December 2, 1997. If approved, the Plan will become effective on or about December 15, 1997 (the "Effective Date").
        The Board has also approved certain other changes to the Fund, contingent upon approval of the Plan by Retail Class shareholders. The changes include amending the Plan as it applies to the Fund's Institutional Class by reducing the fee payable under the Plan from .25 to .10 of 1% of the average daily net assets attributable to the Institutional Class and allowing Mellon Bank, N.A. and its affiliates (rather than only DSC as is currently provided under the Plan) to receive payments for shareholder servicing activities, con-

                           (CONTINUED ON REVERSE SIDE)

forming the Institutional Class to the Retail Class in all other respects, and eliminating the Fund's separate share classes so that the Fund would operate as a single class fund without separate designations, subject to the
 .10 of 1% 12b-1 fee. If Retail Class shareholders approve the Plan, these additional changes will become effective on the Effective Date.
                                                                    328s082897